Van Kampen Small Cap Growth Fund
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Van Kampen Small Cap Growth Fund's investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  19
Distributions from the Fund.................................  20
Shareholder Services........................................  21
Federal Income Taxation.....................................  23
Financial Highlights........................................  25

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares for the three calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.92
2002                                                                            -26.86
2003                                                                             39.00

The Fund's return for the six-month period ended June 30, 2004 for Class A Shares was 10.90%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.82% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -31.42% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000 Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                      PAST          SINCE
    DECEMBER 31, 2003                 1 YEAR       INCEPTION
----------------------------------------------------------------
    Van Kampen Small Cap Growth
    Fund --
    Class A Shares
      Return Before Taxes             31.12%        -13.81%(1)

      Return After Taxes on
      Distributions                   31.12%        -13.81%(1)

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                     20.23%        -11.44%(1)
    Russell 2000 Growth Index         48.54%         -0.07%(2)
.................................................................
    Van Kampen Small Cap Growth
    Fund --
    Class B Shares
      Return Before Taxes             32.89%        -11.00%(1)
    Russell 2000 Growth Index         48.54%         -0.07%(2)
.................................................................
    Van Kampen Small Cap Growth
    Fund --
    Class C Shares
      Return Before Taxes             36.89%        -12.78%(1)
    Russell 2000 Growth Index         48.54%         -0.07%(2)
.................................................................

Return information is provided since: (1) 11/27/00, (2) 11/30/00.

* The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2,000 smallest companies in the Russell 3000 Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2004)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.72%        0.72%        0.72%
.................................................................
Total annual fund
operating expenses(5)        1.77%        2.52%        2.52%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving a portion of the Fund's management fees such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended March 31, 2004 were 1.60%, 2.35% and 2.35% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waiver can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $745      $1,100      $1,479      $2,539
......................................................................
Class B Shares           $755      $1,085      $1,490      $2,672*
......................................................................
Class C Shares           $355      $  785      $1,340      $2,856
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $745      $1,100      $1,479      $2,539
......................................................................
Class B Shares           $255      $  785      $1,340      $2,672*
......................................................................
Class C Shares           $255      $  785      $1,340      $2,856
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small companies by reference to those companies within or below the capitalization range of companies represented in the Russell 2000 Index for the past two years (which consists of companies with capitalizations up to $1.9 billion as of June 30,
2004). Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities when it believes earnings expectations or valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying securities.

RIGHTS AND WARRANTS. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments, financial futures contracts and options on futures contracts (including but not limited to security index futures contracts, foreign currency exchange futures contracts and other financial futures contracts) and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the Fund's investment objective and is approved by the Fund's Board of Trustees. Collectively, all of the above are referred to as "Strategic Transactions."

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $88 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.80% (before voluntary fee waivers; and 0.63% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse,

Janet Luby and David Walker, Executive Directors of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, a Senior Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.
There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversions will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans; custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"); trusts sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code; and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (8).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                     CLASS A SHARES
                                                                                          NOVEMBER 27, 2000
                                                      YEAR ENDED MARCH 31,                  (COMMENCEMENT
                                              -------------------------------------       OF OPERATIONS) TO
                                              2004(A)        2003(A)         2002          MARCH 31, 2001
      -----------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $ 4.73         $  6.32        $  7.40            $ 10.00
                                              ------         -------        -------            -------
       Net Investment Loss..................    (.08)           (.06)          (.09)              (.04)
       Net Realized and Unrealized
         Gain/Loss..........................    2.46           (1.53)          (.99)             (2.56)
                                              ------         -------        -------            -------
      Total from Investment Operations......    2.38           (1.59)         (1.08)             (2.60)
                                              ------         -------        -------            -------
      Net Asset Value, End of the Period....  $ 7.11         $  4.73        $  6.32            $  7.40
                                              ======         =======        =======            =======
      Total Return *........................  50.53%(b)      -25.16%(b)     -14.59%(b)         -26.00%(b) **
      Net Assets at End of the Period (in
       millions)............................  $ 47.2         $  23.7        $  41.4            $  43.0
      Ratio of Expenses to Average Net
       Assets *(e)..........................  (1.60%)          1.60%          1.60%              1.66%
      Ratio of Net Investment Loss to
       Average Net Assets *.................  (1.30%)         (1.20%)        (1.31%)            (1.06%)
      Portfolio Turnover....................    332%            232%           358%               132%**
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total returns would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................   1.77%           1.79%          1.72%              1.96%
      Ratio of Net Investment Loss to
       Average Net Assets...................  (1.47%)         (1.39%)        (1.43%)            (1.36%)

                                                                 CLASS B SHARES
                                                                                  NOVEMBER 27, 2000
                                                  YEAR ENDED MARCH 31,              (COMMENCEMENT
                                              -----------------------------       OF OPERATIONS) TO
                                              2004(A)    2003(A)     2002          MARCH 31, 2001
      --------------------------------------  -----------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $ 4.65     $  6.26    $  7.38            $ 10.00
                                              ------     -------    -------            -------
       Net Investment Loss..................    (.13)       (.10)      (.12)              (.04)
       Net Realized and Unrealized
         Gain/Loss..........................    2.43       (1.51)     (1.00)             (2.58)
                                              ------     -------    -------            -------
      Total from Investment Operations......    2.30       (1.61)     (1.12)             (2.62)
                                              ------     -------    -------            -------
      Net Asset Value, End of the Period....  $ 6.95     $  4.65    $  6.26            $  7.38
                                              ======     =======    =======            =======
      Total Return *........................  49.46%(c)  -25.60%(c) -15.31%(c)         -26.20%(c) **
      Net Assets at End of the Period (in
       millions)............................  $ 42.9     $  21.8    $  31.8            $  28.3
      Ratio of Expenses to Average Net
       Assets *(e)..........................   2.35%       2.35%      2.35%              2.41%
      Ratio of Net Investment Loss to
       Average Net Assets *.................  (2.06%)     (1.95%)    (2.06%)            (1.85%)
      Portfolio Turnover....................    332%        232%       358%               132%**
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total returns would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................   2.52%       2.54%      2.47%              2.71%
      Ratio of Net Investment Loss to
       Average Net Assets...................  (2.23%)     (2.14%)    (2.18%)            (2.15%)

                                                                 CLASS C SHARES
                                                                                  NOVEMBER 27, 2000
                                                  YEAR ENDED MARCH 31,              (COMMENCEMENT
                                              -----------------------------       OF OPERATIONS) TO
                                              2004(A)    2003(A)     2002          MARCH 31, 2001
      --------------------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $ 4.65     $  6.25    $  7.38            $ 10.00
                                              ------     -------    -------            -------
       Net Investment Loss..................    (.13)       (.10)      (.13)              (.04)
       Net Realized and Unrealized
         Gain/Loss..........................    2.42       (1.50)     (1.00)             (2.58)
                                              ------     -------    -------            -------
      Total from Investment Operations......    2.29       (1.60)     (1.13)             (2.62)
                                              ------     -------    -------            -------
      Net Asset Value, End of the Period....  $ 6.94     $  4.65    $  6.25            $  7.38
                                              ======     =======    =======            =======
      Total Return *........................  49.46%(d)  -25.60%(d) -15.31%(d)         -26.20%(d) **
      Net Assets at End of the Period (in
       millions)............................  $ 18.3     $  10.7    $  17.3            $  17.8
      Ratio of Expenses to Average Net
       Assets *(e)..........................   2.35%       2.35%      2.35%              2.41%
      Ratio of Net Investment Loss to
       Average Net Assets *.................  (2.06%)     (1.95%)    (2.06%)            (1.85%)
      Portfolio Turnover....................    332%        232%       358%               132%**
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total returns would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................   2.52%       2.54%      2.47%              2.71%
      Ratio of Net Investment Loss to
       Average Net Assets...................  (2.23%)     (2.14%)    (2.18%)            (2.15%)

    ** Non-Annualized

    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1%, may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
    Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN SMALL CAP GROWTH FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Small Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Small Cap
Growth Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                    SCG PRO 7/04
                                                                     65187PRO-00
The Fund's Investment Company
Act File No. is 811-4805.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             SMALL CAP GROWTH FUND

     Van Kampen Small Cap Growth Fund's (the "Fund") investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or
(800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Strategies and Risks..................    B-4
Strategic Transactions......................................    B-17
Investment Restrictions.....................................    B-24
Trustees and Officers.......................................    B-26
Investment Advisory Agreement...............................    B-40
Other Agreements............................................    B-42
Distribution and Service....................................    B-43
Transfer Agent..............................................    B-47
Portfolio Transactions and Brokerage Allocation.............    B-48
Shareholder Services........................................    B-49
Redemption of Shares........................................    B-52
Contingent Deferred Sales Charge-Class A....................    B-53
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-53
Taxation....................................................    B-55
Fund Performance............................................    B-60
Other Information...........................................    B-63
Financial Statements........................................    B-64
Appendix A -- Proxy Voting Policy and Procedures............    A-1

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 30, 2004.

                                                                    SCG SAI 7/04

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on January 27, 2000.

     Van Kampen Asset Management (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2880 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 1, 2004, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                         APPROXIMATE
                                                                        PERCENTAGE OF
                                                             CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                    SHARES    JULY 1, 2004
--------------------------                                   --------   -------------
Edward Jones & Co. ........................................     A            17%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Parkway
  Maryland Heights, MO 63043-3009
PFPC Brokerage Services....................................     A            10%
  FBO Primerica Financial Services                              B            19%
  760 Moore Road
  King of Prussia, PA 19406-1212
Morgan Stanley Dean Witter.................................     B            11%
  Harborside Financial Center, Plaza 3, 6th Floor               C            12%
  Jersey City, NJ 07311

                                                                         APPROXIMATE
                                                                        PERCENTAGE OF
                                                             CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                    SHARES    JULY 1, 2004
--------------------------                                   --------   -------------
MLPF&S For the Sole Benefit of its Customers...............     C             7%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. .............................     C             5%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the

Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements up to the amounts allowable under the 1940 Act (currently, up to 33 1/3% of the Fund's total assets, including the amount borrowed). The Fund may also borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital appreciation, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the

Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

CONVERTIBLE SECURITIES, RIGHTS AND WARRANTS

     The Fund may invest in convertible securities, rights and warrants. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights are similar to warrants except that they have a substantially shorter term. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

     Equity-linked securities are convertible instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security.

     Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks and other institutional borrowers of securities. The Fund may lend investment securities to qualified institutional investors who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks or other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with a loaned security, but if a material event will occur affecting the loaned security, the loan must be called and the security voted by the Fund.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or portfolio securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

SHORT SALES

     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay to the lender any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FOREIGN INVESTING

     The Fund may invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

     Foreign Currency Exchange Risks. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Fund may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

The Fund may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Fund's commitments with respect to such contracts. See also "Strategic Transactions".

     Foreign Currency Exchange-Related Securities. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of the foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Depositary Receipts. The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities, and, as such, are deemed to be investments in foreign securities.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. In addition, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time. If the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment fund.

PORTFOLIO TURNOVER

     For the fiscal years ended March 31, 2003 and 2004, the Fund's portfolio turnover rates were 232% and 332%, respectively. This variation resulted from the portfolio managers' response to varying market conditions during these periods.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contract transactions and multiple currency transactions (including forward currency contracts) and any combination of futures contracts, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on the futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940

        Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     The Fund has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee          +       Chairman and Chief Executive        88       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

J. Miles Branagan (72)           Trustee          +       Private investor. Co-founder,       86       Trustee/Director/
1632 Morning Mountain Road                                and prior to August 1996,                    Managing General
Raleigh, NC 27614                                         Chairman, Chief Executive                    Partner of funds in
                                                          Officer and President, MDT                   the Fund Complex.
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops, manufactures,
                                                          markets and services medical
                                                          and scientific equipment.

Jerry D. Choate (65)             Trustee          +       Prior to January 1999,              86       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.
Rod Dammeyer (63)                Trustee          +       President of CAC, L.L.C., a         88       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Director of
                                                          Chairman and Director of                     Stericycle, Inc.,
                                                          Anixter International, Inc., a               Ventana Medical
                                                          global distributor of wire,                  Systems, Inc., GATX
                                                          cable and communications                     Corporation and
                                                          connectivity products, and IMC               Trustee of The
                                                          Global Inc., an international                Scripps Research
                                                          company that mines,                          Institute and the
                                                          manufactures and sells                       University of Chicago
                                                          essential crop nutrients and                 Hospitals and Health
                                                          feed ingredients to farmers.                 Systems. Prior to
                                                          Prior to July 2000, Managing                 April 2004, Director
                                                          Partner of Equity Group                      of TheraSense, Inc.
                                                          Corporate Investment (EGI), a                Prior to January
                                                          company that makes private                   2004, Director of
                                                          investments in other                         TeleTech Holdings
                                                          companies.                                   Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001, Vice
                                                                                                       Chairman and Director
                                                                                                       of Anixter
                                                                                                       International, Inc.
                                                                                                       and IMC Global Inc.
                                                                                                       Prior to July 2000,
                                                                                                       Director of Allied
                                                                                                       Riser Communications
                                                                                                       Corp., Matria
                                                                                                       Healthcare Inc.,
                                                                                                       Transmedia Networks,
                                                                                                       Inc., CNA Surety,
                                                                                                       Corp. and Grupo
                                                                                                       Azcarero Mexico
                                                                                                       (GAM).

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee          +       Managing Partner of Heidrick &      86       Trustee/Director/
Heidrick & Struggles                                      Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice President
                                                          of La Salle National Bank.

R. Craig Kennedy (52)            Trustee          +       Director and President of the       86       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, D.C. 20009                                    United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (68)               Trustee          +       Prior to 1998, President and        88       Trustee/Director/
736 North Western Avenue                                  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee          +       President of Nelson Investment      86       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee          +       President Emeritus and              88       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, Ph.D. (62)   Trustee          +       Previously Chief                    86       Trustee/Director/
815 Cumberstone Road                                      Communications Officer of the                Managing General
Harwood, MD 20776                                         National Academy of                          Partner of funds in
                                                          Sciences/National Research                   the Fund Complex.
                                                          Council, an independent,                     Director of Fluor
                                                          federally chartered policy                   Corp., an
                                                          institution, from 2001 to                    engineering,
                                                          November 2003 and Chief                      procurement and
                                                          Operating Officer from 1993 to               construction
                                                          2001. Director of the                        organization, since
                                                          Institute for Defense                        January 2004 and
                                                          Analyses, a federally funded                 Director of Neurogen
                                                          research and development                     Corporation, a
                                                          center, Director of the German               pharmaceutical
                                                          Marshall Fund of the United                  company, since
                                                          States, Director of the Rocky                January 1998.
                                                          Mountain Institute and Trustee
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)     Trustee,     +;          President and Chief Executive           86       Trustee/Director/
1221 Avenue of the          President    President   Officer of funds in the Fund                     Managing General
Americas                    and Chief    and Chief   Complex. Chairman, President,                    Partner of funds in
New York, NY 10020          Executive    Executive   Chief Executive Officer and                      the Fund Complex.
                            Officer      Officer     Director of the Adviser and Van
                                         since 2002  Kampen Advisors Inc. since
                                                     December 2002. Chairman, President
                                                     and Chief Executive Officer of Van
                                                     Kampen Investments since December
                                                     2002. Director of Van Kampen
                                                     Investments since December 1999.
                                                     Chairman and Director of Van
                                                     Kampen Funds Inc. since December
                                                     2002. President, Director and
                                                     Chief Operating Officer of Morgan
                                                     Stanley Investment Management
                                                     since December 1998. President and
                                                     Director since April 1997 and
                                                     Chief Executive Officer since June
                                                     1998 of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman,
                                                     Chief Executive Officer and
                                                     Director of Morgan Stanley
                                                     Distributors Inc. since June 1998.
                                                     Chairman since June 1998, and
                                                     Director since January 1998 of
                                                     Morgan Stanley Trust. Director of
                                                     various Morgan Stanley
                                                     subsidiaries. President of the
                                                     Morgan Stanley Funds since May
                                                     1999. Previously Chief Executive
                                                     Officer of Van Kampen Funds Inc.
                                                     from December 2002 to July 2003,
                                                     Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc.
                                                     and Morgan Stanley Services
                                                     Company Inc. and Executive Vice
                                                     President of Morgan Stanley
                                                     Distributors Inc. from April 1997
                                                     to June 1998. Chief Executive
                                                     Officer from September 2002 to
                                                     April 2003 and Vice President from
                                                     May 1997 to April 1999 of the
                                                     Morgan Stanley Funds.

Richard F. Powers, III*     Trustee          +       Advisory Director of Morgan             88       Trustee/Director/
(58)                                                 Stanley. Prior to December 2002,                 Managing General
1 Parkview Plaza                                     Chairman, Director, President,                   Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                      the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                         NUMBER OF
                                          TERM OF                                         FUNDS IN
                                         OFFICE AND                                         FUND
                            POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (64)       Trustee          +       Partner in the law firm of              88       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                  Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                 Partner of funds in
                                                     in the Fund Complex.                             the Fund Complex.

------------------------------------

+ See Table D below.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)        Vice President and      ++      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary                       Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

Ronald E. Robison (65)        Executive Vice          ++      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Administrative Officer and
                              Executive                       Managing Director of Morgan Stanley. Managing Director and
                              Officer                         Director of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chief Executive Officer
                                                              and Director of Morgan Stanley Trust. Executive Vice
                                                              President and Principal Executive Officer of the Morgan
                                                              Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                              Chief Global Operations Officer and Managing Director of
                                                              Morgan Stanley Investment Management Inc.

John L. Sullivan (48)         Vice President,         ++      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

------------------------------------
++See Table E below.

COMPENSATION

     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
David C. Arch                     $ 7,216         $18,589        $147,500         $193,811
J. Miles Branagan                  10,572          78,011          60,000          173,290
Jerry D. Choate                    10,572          31,482         126,000          173,290
Rod Dammeyer                        6,096          31,814         147,500          177,971
Linda Hutton Heagy                  9,445           9,233         142,500          173,290
R. Craig Kennedy                   10,572           6,424         142,500          173,290
Howard J Kerr                       7,216          58,713         147,500          193,811
Jack E. Nelson                     10,572          40,711         109,500          173,290
Hugo F. Sonnenschein                7,216          32,178         147,500          193,811
Wayne W. Whalen(1)                 10,636          63,604         147,500          251,811
Suzanne H. Woolsey                 10,572          20,086         142,500          173,290

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2004. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Trust on July 23, 2003, and thus the amounts above reflect compensation from the Trust for the period July 23, 2003 until the fiscal year ended March 31, 2004. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2004 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2004 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2004 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3)The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/ directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4)For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5)The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/ directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

                                    TABLE A
           2004 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                             TRUSTEE
                                FISCAL    -----------------------------------------------------------------------------
          FUND NAME            YEAR-END    ARCH    BRANAGAN   CHOATE     DAMMEYER   HEAGY    KENNEDY    KERR    NELSON
          ---------            --------    ----    --------   ------     --------   -----    -------    ----    ------
Aggressive Growth Fund........   3/31     $1,641   $ 2,350    $ 2,350     $1,481    $2,189   $2,350    $1,641   $ 2,350
Mid Cap Growth Fund...........   3/31      1,020     1,500      1,500        860     1,339    1,500     1,020     1,500
Select Growth Fund............   3/31        987     1,460      1,460        827     1,299    1,460       987     1,460
Small Cap Growth Fund.........   3/31        853     1,260      1,260        693     1,099    1,260       853     1,260
Small Cap
 Value Fund...................   3/31        992     1,447      1,447        832     1,286    1,447       992     1,447
Small Company Growth Fund*....   3/31          0         0          0          0         0        0         0         0
Utility Fund..................   3/31        894     1,326      1,326        734     1,165    1,326       894     1,326
Value Opportunities Fund......   3/31        829     1,229      1,229        669     1,068    1,229       829     1,229
                                          ------   -------    -------     ------    ------   -------   ------   -------
 Equity Trust Total...........            $7,216   $10,572    $10,572     $6,096    $9,445   $10,572   $7,216   $10,572

                                            TRUSTEE
                                --------------------------------
          FUND NAME             SONNENSCHEIN   WHALEN    WOOLSEY
          ---------             ------------   ------    -------
Aggressive Growth Fund........     $1,641      $2,362    $ 2,350
Mid Cap Growth Fund...........      1,020       1,506      1,500
Select Growth Fund............        987       1,471      1,460
Small Cap Growth Fund.........        853       1,269      1,260
Small Cap
 Value Fund...................        992       1,456      1,447
Small Company Growth Fund*....          0           0          0
Utility Fund..................        894       1,335      1,326
Value Opportunities Fund......        829       1,237      1,229
                                   ------      -------   -------
 Equity Trust Total...........     $7,216      $10,636   $10,572

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2004.

                                    TABLE B

                   2004 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                        TRUSTEE
                                   FISCAL    --------------------------------------------------------------
           FUND NAME              YEAR-END   CHOATE    DAMMEYER   HEAGY    NELSON    SONNENSCHEIN   WHALEN
           ---------              --------   ------    --------   -----    ------    ------------   ------
Aggressive Growth Fund..........    3/31     $ 2,350    $1,481    $2,189   $ 2,350      $1,641      $ 2,362
Mid Cap Growth Fund.............    3/31       1,500       860     1,339     1,500       1,020        1,506
Select Growth Fund..............    3/31       1,460       827     1,299     1,460         987        1,471
Small Cap Growth Fund...........    3/31       1,260       693     1,099     1,260         853        1,269
Small Cap Value Fund............    3/31       1,447       832     1,286     1,447         992        1,456
Small Company Growth Fund*......    3/31           0         0         0         0           0            0
Utility Fund....................    3/31       1,326       734     1,165     1,326         894        1,335
Value Opportunities Fund........    3/31       1,229       669     1,068     1,229         829        1,237
                                             -------   --------   ------   -------   ------------
  Equity Trust Total............             $10,572    $6,096    $9,445   $10,572      $7,216      $10,636

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2004.

                                    TABLE C

                     2004 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                        CURRENT TRUSTEES
                           FISCAL    --------------------------------------------------------------------------------------
       FUND NAME          YEAR-END   BRANAGAN   CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN   WHALEN
       ---------          --------   --------   ------    --------    -----     -------    ------    ------------   ------
Aggressive Growth Fund..    3/31     $21,660    $11,737    $1,667    $14,307    $ 7,417   $23,674       $1,749      $19,181
Mid Cap Growth Fund.....    3/31      13,533      6,164       975      7,968      5,544    15,816        1,095       12,074
Select Growth Fund......    3/31       4,796      5,944       940      5,422      1,811     5,995        1,061        6,036
Small Cap Growth Fund...    3/31       2,688      3,954       790      3,651        886     4,077          919        4,111
Small Cap Value Fund....    3/31       4,678      5,634       944      4,891      1,623     5,612        1,065        5,591
Small Company Growth
 Fund*..................    3/31           0          0         0          0          0         0            0            0
Utility Fund............    3/31      14,491      5,879       836      9,583     15,937    32,215          963       19,311
Value Opportunities
 Fund...................    3/31       1,928      3,276       763      3,052        448     3,424          894        3,455
                                     -------    -------    ------    -------    -------   -------       ------      -------
 Equity Trust Total.....             $63,774    $42,588    $6,915    $48,874    $33,666   $90,813       $7,746      $69,759

                                         FORMER TRUSTEES
                          ----------------------------------------------
       FUND NAME          MILLER    REES    ROBINSON   ROONEY     SISTO
       ---------          ------    ----    --------   ------     -----
Aggressive Growth Fund..  $  679   $    0    $2,286    $ 5,434   $ 5,822
Mid Cap Growth Fund.....     433      278     1,699      3,726     4,186
Select Growth Fund......       0        0         0      1,215       327
Small Cap Growth Fund...       0        0         0        602         0
Small Cap Value Fund....       0        0         0      1,224       782
Small Company Growth
 Fund*..................       0        0         0          0         0
Utility Fund............   2,950    2,437     5,128      3,610     6,196
Value Opportunities
 Fund...................       0        0         0        307         0
                          ------   ------    ------    -------   -------
 Equity Trust Total.....  $4,062   $2,715    $9,113    $16,118   $17,313

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2004.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                      TRUSTEE
                               --------------------------------------------------------------------------------------
          FUND NAME            ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
          ---------            ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
Aggressive Growth Fund.......  2003     1996      1999      2003     1996     1996     2003   1999     1996     1999
Mid Cap Growth Fund..........  2003     1995      1999      2003     1995     1995     2003   1999     1995     1999
Select Growth Fund...........  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Small Cap Growth Fund........  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Small Cap Value Fund.........  2003     1999      1999      2003     1999     1999     2003   1999     1999     1999
Small Company Growth Fund....  2003     2000      2000      2003     2000     2000     2003   2000     2000     2000
Utility Fund.................  2003     1995      1999      2003     1995     1993     2003   1999     1993     1999
Value Opportunities Fund.....  2003     2001      2001      2003     2001     2001     2003   2001     2001     2001

                                           TRUSTEE
                               -------------------------------
          FUND NAME            SONNENSCHEIN   WHALEN   WOOLSEY
          ---------            ------------   ------   -------
Aggressive Growth Fund.......      2003        1996     1999
Mid Cap Growth Fund..........      2003        1995     1999
Select Growth Fund...........      2003        2000     2000
Small Cap Growth Fund........      2003        2000     2000
Small Cap Value Fund.........      2003        1999     1999
Small Company Growth Fund....      2003        2000     2000
Utility Fund.................      2003        1993     1999
Value Opportunities Fund.....      2003        2001     2001

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                 OFFICER
                                                              ----------------------------------------------
                         FUND NAME                            CHANG   MCALINDEN   MERIN   ROBISON   SULLIVAN
                         ---------                            -----   ---------   -----   -------   --------
Aggressive Growth Fund......................................  2003      2002      2002     2003       1996
Mid Cap Growth Fund.........................................  2003      2002      2002     2003       1996
Select Growth Fund..........................................  2003      2002      2002     2003       2000
Small Cap Growth Fund.......................................  2003      2002      2002     2003       2000
Small Cap Value Fund........................................  2003      2002      2002     2003       1999
Small Company Growth Fund...................................  2003      2002      2002     2003       2000
Utility Fund................................................  2003      2002      2002     2003       1996
Value Opportunities Fund....................................  2003      2002      2002     2003       2001

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent auditors of each Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 10 meetings. During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 4 meetings. The governance committee was recently organized and held 4 meetings during the Fund's last fiscal year.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2003 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY
SECURITIES IN EACH SERIES
OF THE TRUST                        ARCH      BRANAGAN      CHOATE     DAMMEYER    HEAGY
-------------------------           ----      --------      ------     --------    -----
Aggressive Growth Fund..........    none     $1-$10,000      none       none        none
Mid Cap Growth Fund.............    none     $1-$10,000      none       none        none
Select Growth Fund..............    none        none         none       none        none
Small Cap Growth Fund...........    none        none         none       none        none
Small Cap Value Fund............    none        none         none       none        none
Small Company Growth Fund.......    none        none         none       none        none
Utility Fund....................    none     $1-$10,000      none       none        none
Value Opportunities Fund........    none        none         none       none        none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND
 COMPLEX........................  $50,001-      over       $50,001-     over      $10,001-
                                  $100,000    $100,000     $100,000    $100,000   $50,000

DOLLAR RANGE OF EQUITY
SECURITIES IN EACH SERIES
OF THE TRUST                        KENNEDY        KERR        NELSON     SONNENSCHEIN    WOOLSEY
-------------------------           -------        ----        ------     ------------    -------
Aggressive Growth Fund..........  $1-$10,000       none         none         none           none
Mid Cap Growth Fund.............  $1-$10,000       none         none         none           none
Select Growth Fund..............  $1-$10,000       none         none         none           none
Small Cap Growth Fund...........     none          none         none         none           none
Small Cap Value Fund............  $1-$10,000       none         none         none           none
Small Company Growth Fund.......     none          none         none         none           none
Utility Fund....................     none          none         none         none           none
Value Opportunities Fund........     none          none         none         none           none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND
 COMPLEX........................     over       $1-$10,000   $1-$10,000      over        $1-$10,000
                                   $100,000                                 $100,000

INTERESTED TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      MERIN          POWERS           WHALEN
-------------------------------------------------------------      -----          ------           ------
Aggressive Growth Fund......................................       none            none        $10,001-$50,000
Mid Cap Growth Fund.........................................       none            none         over $100,000
Select Growth Fund..........................................       none            none          $1-$10,000
Small Cap Growth Fund.......................................       none            none             none
Small Cap Value Fund........................................       none            none          $1-$10,000
Small Company Growth Fund...................................       none            none             none
Utility Fund................................................       none            none          $1-$10,000
Value Opportunities Fund....................................       none            none             none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................   over $100,000   over $100,000    over $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the Trustee, the dollar range of amounts specified below.

          2003 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED                                                TRUSTEE
COMPENSATION IN EACH     ----------------------------------------------------------------------------------------------------
SERIES OF THE TRUST        ARCH      BRANAGAN       CHOATE      DAMMEYER      HEAGY       KENNEDY        KERR        NELSON
-----------------------    ----      --------       ------      --------      -----       -------        ----        ------
Aggressive Growth
 Fund..................    none      $10,001-      $10,001-    $1-$10,000    $10,001-     $10,001-       none       $10,001-
                                      $50,000      $50,000                   $50,000      $50,000                   $50,000
Mid Cap Growth Fund....    none      $10,001-     $1-$10,000   $1-$10,000   $1-$10,000    $10,001-       none       $10,001-
                                      $50,000                                             $50,000                   $50,000
Select Growth Fund.....    none     $1-$10,000    $1-$10,000   $1-$10,000   $1-$10,000   $1-$10,000      none      $1-$10,000
Small Cap Growth Fund..    none     $1-$10,000    $1-$10,000   $1-$10,000   $1-$10,000   $1-$10,000      none      $1-$10,000
Small Cap Value Fund...    none     $1-$10,000    $1-$10,000   $1-$10,000   $1-$10,000   $1-$10,000      none      $1-$10,000
Small Company Growth
 Fund..................    none        none          none         none         none         none         none         none
Utility Fund...........    none      $10,001-     $1-$10,000   $1-$10,000   $1-$10,000    $10,001-       none       $10,001-
                                      $50,000                                             $50,000                   $50,000
Value Opportunities
 Fund..................    none     $1-$10,000    $1-$10,000   $1-$10,000   $1-$10,000   $1-$10,000      none      $1-$10,000
AGGREGATE DOLLAR RANGE
 OF EQUITY SECURITIES
 AND DEFERRED
 COMPENSATION IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX...............  $50,001-      over          over         over         over         over      $1-$10,000      over
                         $100,000    $100,000      $100,000     $100,000     $100,000     $100,000                  $100,000

DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED           TRUSTEE
COMPENSATION IN EACH     --------------------------
SERIES OF THE TRUST      SONNENSCHEIN     WOOLSEY
-----------------------  ------------     -------
Aggressive Growth
 Fund..................  $1-$10,000        none
Mid Cap Growth Fund....  $1-$10,000        none
Select Growth Fund.....  $1-$10,000        none
Small Cap Growth Fund..  $1-$10,000        none
Small Cap Value Fund...  $1-$10,000        none
Small Company Growth
 Fund..................     none           none
Utility Fund...........  $1-$10,000        none
Value Opportunities
 Fund..................  $1-$10,000        none
AGGREGATE DOLLAR RANGE
 OF EQUITY SECURITIES
 AND DEFERRED
 COMPENSATION IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX...............     over        $1-$10,000
                           $100,000

INTERESTED TRUSTEES

                                                                                  TRUSTEE
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED                -----------------------------------------------
COMPENSATION IN EACH SERIES OF THE TRUST                          MERIN          POWERS           WHALEN
----------------------------------------------                    -----          ------           ------
Aggressive Growth Fund......................................      none            none        $10,001-$50,000
Mid Cap Growth Fund.........................................      none            none         over $100,000
Select Growth Fund..........................................      none            none          $1-$10,000
Small Cap Growth Fund.......................................      none            none          $1-$10,000
Small Cap Value Fund........................................      none            none        $10,001-$50,000
Small Company Growth Fund...................................      none            none             none
Utility Fund................................................      none            none        $10,001-$50,000
Value Opportunities Fund....................................      none            none          $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................  over $100,000   over $100,000    over $100,000

     As of July 1, 2004, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exemptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

LITIGATION INVOLVING THE ADVISER

     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, recission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs.

     The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

ADVISORY FEES

                                                          FISCAL YEAR ENDED MARCH 31,
                                                         ------------------------------
                                                           2004       2003       2002
                                                         --------   --------   --------
The Adviser received the approximate advisory fees
  of...................................................  $685,800   $423,400   $612,500

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which Asset Management provides accounting services to the Fund, supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

                                                            FISCAL YEAR ENDED MARCH 31,
                                                            ---------------------------
                                                             2004      2003      2002
                                                            -------   -------   -------
The Adviser received the approximate accounting services
  fees of.................................................  $14,700   $17,200   $18,400

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

                                                            FISCAL YEAR ENDED MARCH 31,
                                                            ---------------------------
                                                             2004      2003      2002
                                                            -------   -------   -------
Van Kampen Investments received the approximate legal
  services fees of........................................  $15,500   $14,800   $24,600

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              -----------------------------
Fiscal year ended March 31, 2004........................        $315,251          $82,667
Fiscal year ended March 31, 2003........................        $155,658          $21,923
Fiscal year ended March 31, 2002........................        $330,255          $48,185

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2004, there were approximately $1,166,000 and $38,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 3% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended March 31, 2004, the Fund's aggregate expenses paid under the Plans for Class A Shares were $83,646 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2004, the Fund's aggregate expenses paid under the Plans for Class B Shares were $328,746 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $251,824 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $76,922 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2004, the Fund's aggregate expenses paid under the Plans for Class C Shares were $153,647 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $40,033 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $113,614 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Commissions paid:

                                                                            AFFILIATED
                                                                             BROKERS
                                                                            ----------
                                                                              MORGAN
                                                                            STANLEY DW
                                                             ALL BROKERS       INC.
                                                             -----------    ----------
Fiscal year ended March 31, 2004.........................    $1,093,090      $15,258
Fiscal year ended March 31, 2003.........................    $  699,469      $16,772
Fiscal year ended March 31, 2002.........................    $  383,649      $18,761
Fiscal year 2004 Percentages:
  Commissions with affiliate to total commissions........                       1.40%
  Value of brokerage transactions with affiliate to total
     transactions........................................                       0.69%

     During the fiscal year ended March 31, 2004, the Fund paid $1,065,128 in brokerage commissions on transactions totaling $516,458,135 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the

ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of he ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a

Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S.

Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect the 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2004 was 41.83% and (ii) for the approximately three-year, four-month period from November 27, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2004 was -11.26%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from November 27, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2004 was -32.89%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from November 27, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2004 was -28.80%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2004 was 44.46% and (ii) for the approximately three-year, four-month period from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) through March 31, 2004 was -11.00%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class B Shares of the Fund from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2004 was -32.24%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class B Shares of the Fund from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2004 was -30.50%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2004 was 48.46% and (ii) for the approximately three-year, four-month period from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) through March 31, 2004 was -10.32%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2004 was -30.50%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2004 was -30.50%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rule and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606 to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated March 31, 2004. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 28, 2004 and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                   APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee

(see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Selection or ratification of auditors.

          - Approval of financial statements, director and auditor reports.

          - Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          - General updating/corrective amendments to the charter.

          - Elimination of cumulative voting.

          - Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          - Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Creation of "blank check" preferred stock.

          - Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          - Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i) Whether the stock option plan is incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          - Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          - Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          - Confidential voting.

          - Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          - Proposals that limit tenure of directors.

          - Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          - Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          - Requiring shareholder approval of golden parachutes.

          - Elimination of certain anti-takeover related provisions.

          - Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters):
              (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Van Kampen Utility Fund
 -------------------------------------------------------------------------------

Van Kampen Utility Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                     This Prospectus is dated JULY 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  27

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund's investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund's investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered "investment-grade" quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

RISKS OF INVESTING IN A UTILITIES INDUSTRY-CONCENTRATED FUND. Because of the Fund's policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to review and limitations by utilities' regulatory commissions which may directly impact utility companies' growth and distributions.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. "Noninvestment grade" securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

INCOME RISK. The ability of the Fund's common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund's debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Seek current income

- Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

- Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                               ANNUAL RETURN
                                                               -------------
1994                                                               -9.84
1995                                                               25.69
1996                                                               10.94
1997                                                               25.70
1998                                                               18.00
1999                                                               14.51
2000                                                               20.63
2001                                                              -21.37
2002                                                              -18.58
2003                                                               17.77


The Fund's return for the six-month period ended June 30, 2004 for Class A Shares was 3.51%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.08% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -16.68% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's Utilities Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED         PAST     PAST       PAST
    DECEMBER 31, 2003    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------
    Van Kampen Utility
    Fund -- Class A
    Shares

      Return Before
      Taxes              10.98%   -0.37%     6.24%

      Return After
      Taxes on
      Distributions      10.06%   -1.89%     4.14%

      Return After
      Taxes on
      Distributions and
      Sale of Fund
      Shares              7.36%   -0.88%     4.28%

    Standard & Poor's
    Utilities Index      26.26%   -2.57%     4.51%
.........................................................
    Van Kampen Utility
    Fund -- Class B
    Shares

      Return Before
      Taxes              12.87%   -0.18%    6.38%**

    Standard & Poor's
    Utilities Index      26.26%   -2.57%     4.51%
.........................................................
    Van Kampen Utility
    Fund -- Class C
    Shares

      Return Before
      Taxes              15.96%    0.06%     6.06%

    Standard & Poor's
    Utilities Index      26.26%   -2.57%     4.51%
.........................................................

 * The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks.

** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2004)
----------------------------------------------------------------
Management fees              0.65%        0.65%        0.65%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.43%        0.44%        0.44%
.................................................................
Total annual fund
operating expenses           1.33%        2.09%        2.09%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $703      $  972      $1,262      $2,084
......................................................................
Class B Shares           $612      $1,005      $1,274      $2,227*
......................................................................
Class C Shares           $312      $  655      $1,124      $2,421
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $703      $972       $1,262      $2,084
.....................................................................
Class B Shares           $212      $655       $1,124      $2,227*
.....................................................................
Class C Shares           $212      $655       $1,124      $2,421
.....................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

- The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in the securities of such companies.

- Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

- The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody's or comparably rated by any other NRSRO or unrated securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

- The Fund may invest up to 35% of its total assets in securities of foreign issuers.

The Fund's investment adviser seeks securities offering capital appreciation together with current income that entail reasonable credit risk considered in relation to the Fund's investment policies. In selecting securities for investment, the Fund's investment adviser will consider a number of factors, including historical growth rates; rates of return on capital; financial condition and resources; geographic location and service area; management skills and such factors pertinent to the utilities industry. Factors pertaining to the utilities industry include the regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric utilities, the extent and nature of involvement with nuclear powers. The Fund focuses on a security's potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and investment risk. The Fund's investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy,
(ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities' regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund's policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to the utilities industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. The Fund also invests in preferred stocks and securities convertible into common stocks or other equity securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DEBT SECURITIES. The Fund may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities rated investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-grade securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See "Risks of Lower-Grade Debt Securities" below.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                              RISK OF INVESTING IN

                          LOWER-GRADE DEBT SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody's or comparably rated by any other NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete description of securities ratings, see the appendix to the Fund's Statement of Additional Information.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security in a timely manner more difficult, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

                                 UNDERSTANDING

                                QUALITY RATINGS

   Securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds."

         S&P       MOODY'S       MEANING
-------------------------------------------------------
         AAA       Aaa           Highest quality
........................................................
          AA       Aa            High quality
........................................................
           A       A             Above-average quality
........................................................
         BBB       Baa           Average quality
-------------------------------------------------------
          BB       Ba            Below-average quality
........................................................
           B       B             Marginal quality
........................................................
         CCC       Caa           Poor quality
........................................................
          CC       Ca            Highly speculative
........................................................
           C       C             Lowest quality
........................................................
           D       --            In default
........................................................

For further information regarding investing in lower-grade securities, see the Fund's Statement of Additional Information.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash and/or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $88 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS    % PER ANNUM
-------------------------------------------------
    First $500 million             0.65%
..................................................
    Next $500 million              0.60%
..................................................
    Over $1 billion                0.55%
..................................................

Applying this fee schedule, the effective advisory fee rate was 0.65% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Sector Research team. The team is made up of established investment professionals. Current members of the team include Edward F. Gaylor, an Executive Director of the Adviser, and Ronald B. Silvestri, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without a sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       4.00%
.................................................
    Second                      3.75%
.................................................
    Third                       3.50%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth                       1.00%
.................................................
    Seventh and After            None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans; custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"); trusts sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code; and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000 that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

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Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

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In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

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Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on distributions or redemptions). The information for the fiscal years ended March 31, 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended March 31, 2000 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                         CLASS A SHARES
                                                      YEAR ENDED MARCH 31,
                                        -------------------------------------------------
                                        2004(D)   2003(D)   2002(E)    2001         2000
      ---------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $12.12     $16.17    $20.24   $22.66       $17.47
                                        ------    -------   -------   ------       ------
       Net Investment Income..........     .48        .45       .44      .39          .35
       Net Realized and Unrealized
         Gain/Loss....................    2.89      (4.14)    (3.32)    (.61)        6.28
                                        ------    -------   -------   ------       ------
      Total from Investment
       Operations.....................    3.37      (3.69)    (2.88)    (.22)        6.63
                                        ------    -------   -------   ------       ------
      Less:
       Distributions from Net
         Investment Income............     .45        .36       .36      .36          .36
       Distributions from Net Realized
         Gain.........................     -0-        -0-       .83     1.84         1.08
                                        ------    -------   -------   ------       ------
      Total Distributions.............     .45        .36      1.19     2.20         1.44
                                        ------    -------   -------   ------       ------
      Net Asset Value, End of the
       Period.........................  $15.04     $12.12    $16.17   $20.24       $22.66
                                        ======    =======   =======   ======       ======
      Total Return....................  28.10%(a) -22.90%(a) -13.96%(a) -1.44%(a)  39.44%(a)
      Net Assets at End of the Period
       (In millions)..................   $98.7      $88.1    $135.0   $169.7        $89.1
      Ratio of Expenses to Average Net
       Assets.........................   1.33%      1.33%     1.27%    1.16%        1.26%
      Ratio of Net Investment Income
       to Average Net Assets..........   3.44%      3.40%     2.45%    1.91%        1.76%
      Portfolio Turnover..............     27%        29%       35%      44%          32%

                                                         CLASS B SHARES
                                                      YEAR ENDED MARCH 31,
                                        -------------------------------------------------
                                        2004(D)   2003(D)   2002(F)    2001         2000
      --------------------------------  -----------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $12.12     $16.10    $20.16   $22.60       $17.44
                                        ------    -------   -------   ------       ------
       Net Investment Income..........     .37        .35       .31      .26          .20
       Net Realized and Unrealized
         Gain/Loss....................    2.88      (4.11)    (3.32)    (.64)        6.26
                                        ------    -------   -------   ------       ------
      Total from Investment
       Operations.....................    3.25      (3.76)    (3.01)    (.38)        6.46
                                        ------    -------   -------   ------       ------
      Less:
       Distributions from Net
         Investment Income............     .34        .22       .22      .22          .22
       Distributions from Net Realized
         Gain.........................     -0-        -0-       .83     1.84         1.08
                                        ------    -------   -------   ------       ------
      Total Distributions.............     .34        .22      1.05     2.06         1.30
                                        ------    -------   -------   ------       ------
      Net Asset Value, End of the
       Period.........................  $15.03     $12.12    $16.10   $20.16       $22.60
                                        ======    =======   =======   ======       ======
      Total Return....................  27.05%(b) -23.41%(b) -14.68%(b)  -2.15(b)  38.30%(b)
      Net Assets at End of the Period
       (In millions)..................   $42.6      $38.0     $65.4    $87.0       $101.3
      Ratio of Expenses to Average Net
       Assets.........................   2.09%      2.09%     2.03%    1.91%        2.01%
      Ratio of Net Investment Income
       to Average Net Assets..........   2.68%      2.64%     1.69%    1.18%        1.01%
      Portfolio Turnover..............     27%        29%       35%      44%          32%

                                        CLASS C SHARES
                                        YEAR ENDED MARCH 31,
                                        -------
                                        2004(D)
      --------------------------------  -------
      Net Asset Value, Beginning of
       the Period.....................  $12.12
                                        ------
       Net Investment Income..........     .37
       Net Realized and Unrealized
         Gain/Loss....................    2.87
                                        ------
      Total from Investment
       Operations.....................    3.24
                                        ------
      Less:
       Distributions from Net
         Investment Income............     .34
       Distributions from Net Realized
         Gain.........................     -0-
                                        ------
      Total Distributions.............     .34
                                        ------
      Net Asset Value, End of the
       Period.........................  $15.02
                                        ======
      Total Return....................  26.96%(c)
      Net Assets at End of the Period
       (In millions)..................   $13.9
      Ratio of Expenses to Average Net
       Assets.........................   2.09%
      Ratio of Net Investment Income
       to Average Net Assets..........   2.68%
      Portfolio Turnover..............     27%

                                                  CLASS C SHARES
                                               YEAR ENDED MARCH 31,
                                        ---------------------------------------
                                        2003(D)   2002(F)    2001         2000
      --------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................   $16.10    $20.16   $22.59       $17.43
                                        -------   -------   ------       ------
       Net Investment Income..........      .35       .30      .24          .20
       Net Realized and Unrealized
         Gain/Loss....................    (4.11)    (3.31)    (.61)        6.26
                                        -------   -------   ------       ------
      Total from Investment
       Operations.....................    (3.76)    (3.01)    (.37)        6.46
                                        -------   -------   ------       ------
      Less:
       Distributions from Net
         Investment Income............      .22       .22      .22          .22
       Distributions from Net Realized
         Gain.........................      -0-       .83     1.84         1.08
                                        -------   -------   ------       ------
      Total Distributions.............      .22      1.05     2.06         1.30
                                        -------   -------   ------       ------
      Net Asset Value, End of the
       Period.........................   $12.12    $16.10   $20.16       $22.59
                                        =======   =======   ======       ======
      Total Return....................  -23.41%(c) -14.68%(c) -2.10%(c)  38.32%(c)
      Net Assets at End of the Period
       (In millions)..................    $12.1     $19.9    $26.6         $9.2
      Ratio of Expenses to Average Net
       Assets.........................    2.09%     2.03%    1.92%        2.01%
      Ratio of Net Investment Income
       to Average Net Assets..........    2.64%     1.69%    1.17%        1.01%
      Portfolio Turnover..............      29%       35%      44%          32%

    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Based on average shares outstanding.

    (e) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.47% to 2.45%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

    (f) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN UTILITY FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Utility Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Utility Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen
Utility Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 JULY 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                   UTLF PRO 7/04
                                                                     65080PRO-00
The Fund's Investment Company
Act File No. is 811-4805.